Exhibit 99.2

EXECUTION COPY

AMENDMENT NO. 3

Dated as of November 29, 2007

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of October 3, 2005

THIS AMENDMENT NO. 3 (“Amendment”) is made as of November 29, 2007 by and among Res-Care, Inc., a Kentucky corporation (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Main Office Chicago)), as Administrative Agent (the “Agent”), under that certain Amended and Restated Credit Agreement dated as of October 3, 2005 by and among the Borrower, the Lenders and the Agent (as amended, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Agent agree to certain amendments to the Credit Agreement;

WHEREAS, Royal Bank of Canada has agreed to enter into the Credit Agreement as a new Lender; and

WHEREAS, the Lenders party hereto and the Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent have agreed to enter into this Amendment.

1.             Amendments to Credit Agreement.  Effective as of the date hereof but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)           The definition of “Aggregate Revolving Loan Commitment” set forth in Article I of the Credit Agreement is hereby amended in its entirety as follows:

“Aggregate Revolving Loan Commitment” means the aggregate of the Revolving Loan Commitments of all the Lenders, as may be increased or reduced from time to time pursuant to the terms hereof.  The Aggregate Revolving Loan Commitment as of November 29, 2007 is Two Hundred Fifty Million and 00/100 Dollars ($250,000,000).

(b)           The definition of “Business Day” set forth in Article I of the Credit Agreement is hereby amended in its entirety as follows:

“Business Day” means (i) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, Illinois and New York, New York for the conduct of substantially all of their commercial lending activities, interbank wire transfers can be made on the Fedwire system and dealings in Dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, Illinois and New York, New York for the conduct of substantially all of their commercial lending activities and interbank wire transfers can be made on the Fedwire system.

(c)           The definition of “Consolidated EBITDA” set forth in Article I of the Credit Agreement is hereby amended in its entirety as follows:

“Consolidated EBITDA” means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income, (i) Consolidated Interest Expense, (ii) expense for taxes paid or accrued, (iii) depreciation, (iv) amortization, (v) to the extent reasonably approved by the Administrative Agent, any extraordinary non-cash or nonrecurring non-cash charges or losses incurred other than in the ordinary course of business including but not limited to losses resulting from redemptions or repayments of Indebtedness (including without limitation losses incurred in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein), and (vi) non-cash charges arising from compensation expense as a result of Financial Accounting Standards Board Statement 123R, “Share Based Payment”, which would require certain stock based compensation to be recorded as expense within the Borrower’s consolidated statement of operation (less the amount of any subsequent cash payments in respect of any such non-cash charges), minus, to the extent included in Consolidated Net Income, (a) interest income, and (b) any extraordinary non-cash or nonrecurring non-cash gains realized other than in the ordinary course of business, including but not limited to gains resulting from redemptions of Indebtedness, all calculated for the Borrower and its Subsidiaries on a consolidated basis.  For purposes of determining Consolidated EBITDA, any non-cash income associated with the write-up of goodwill pursuant to FASB no. 142 shall be subtracted from Consolidated Net Income and any non-cash expense associated with the write-down of goodwill pursuant to FASB no. 142 shall be added back to Consolidated Net Income.  Notwithstanding anything herein, in any financial statements of the Borrower or in Agreement Accounting Principles to the contrary, for purposes of calculating Consolidated EBITDA, any Permitted Acquisition with a Purchase Price in excess of $2,000,000 and consummated during the period for which such Consolidated EBITDA was calculated shall be deemed to have occurred on the first day of the relevant period for which such Consolidated EBITDA was calculated on a pro forma basis reasonably acceptable to the Administrative Agent, but without giving effect to any projected cost savings or synergies resulting from such Permitted Acquisition.

(d)           Section 2.5.3(i) of the Credit Agreement is hereby amended to delete therefrom each reference to the amount “$250,000,000” and to substitute therefor the amount “$300,000,000”, and the undersigned agree that the full $50,000,000 of the commitment increase amount provided for in such Section shall be available (subject to the conditions set forth in Section 2.5.3) for future use upon the effectiveness of this Amendment.

(e)           Section 6.13.9(v) of the Credit Agreement is hereby amended in its entirety as follows:

the Purchase Price for such Acquisition, when taken together with the Purchase Prices of all other Permitted Acquisitions, shall not exceed, during any fiscal year, of the Borrower, $120,000,000;

(f)            Sections 6.13.10 and 6.13.11 of the Credit Agreement are hereby amended in their entirety (which includes the insertion of the following new Section 6.13.12):

6.13.10  Investments by the Borrower or any Guarantor in any Foreign Subsidiary so long as the aggregate amount thereof does not exceed 15% of Consolidated Net Worth as calculated for the most recent quarter then ended and giving pro forma effect to the applicable Investments minus amounts in respect of Indebtedness incurred in reliance on Section 6.14.7(iii) (with the understanding that such deductions shall only begin after the Borrower and its Subsidiaries have incurred Indebtedness under such clause (iii) in an aggregate principal amount in excess of 15% of Consolidated Net Worth for the applicable period).

6.13.11  Investments by a Credit Party in another Credit Party or a Person that becomes a Guarantor in compliance with Section 6.26 hereof.

6.13.12 Other Investments (other than Acquisitions) to the extent not otherwise permitted hereunder in an aggregate principal amount not in excess of $5,000,000 at any time outstanding.

(g)           Section 6.14.7 of the Credit Agreement is hereby amended in its entirety as follows:

Indebtedness arising from intercompany loans and advances (i) made by any Subsidiary to the Borrower or any Domestic Subsidiary, (ii) made by the Borrower to any Wholly-Owned Domestic Subsidiary or (iii) made by the Borrower or any Guarantor to any Foreign Subsidiary so long as the aggregate outstanding principal amount thereof does not exceed 15% of Consolidated Net Worth (as calculated for the most recent quarter then ended and giving pro forma effect to the applicable Indebtedness) plus amounts not used under the Investments basket provided in Section 6.13.10; provided, that the aggregate of all such Indebtedness incurred under clause (iii), including amounts incurred in reliance on Section 6.13.10, shall not exceed 30% of such Consolidated Net

Worth amount; provided further, that the Borrower agrees that all such Indebtedness shall be expressly subordinated to the Secured Obligations pursuant to subordination provisions reasonably acceptable to the Administrative Agent.

(h)           Section 6.14.12 of the Credit Agreement is hereby amended in its entirety as follows:

Additional unsecured Indebtedness of the Borrower or any Subsidiary, to the extent not otherwise permitted under this Section 6.14; provided, however, that the aggregate principal amount of such Indebtedness shall not exceed $15,000,000 at any time outstanding; provided, further, that up to $5,000,000 of such Indebtedness may be secured pursuant to Section 6.15.17.

(i)            Section 6.15.17 of the Credit Agreement is hereby amended in its entirety as follows (which includes the insertion of the following new Section 6.15.18):

6.15.17 Liens securing up to $5,000,000 of Indebtedness incurred and outstanding under Section 6.14.12.

6.15.18  Liens securing other obligations in an aggregate amount not in excess of $10,000,000 at any time outstanding.

(j)            Section 6.18 of the Credit Agreement is hereby amended in its entirety as follows:

Subsidiary Covenants.  Except for (i) consensual encumbrances or restrictions applicable to any Subsidiary that is not a Wholly-Owned Subsidiary, which encumbrances or restrictions are approved by the Administrative Agent and are subject to the consent of or waiver by all or a percentage of the holders of the equity of such Subsidiary, and (ii) customary and market terms and conditions set forth in agreements, documents and instruments evidencing Foreign Subsidiaries’ bilateral lines of credit (so long as such lines of credit are otherwise permitted hereunder), the Borrower will not, and will not permit any Subsidiary to, create or otherwise cause to become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary (i) to pay dividends or make any other distribution on its stock, (ii) to pay any Indebtedness or other obligation owed to the Borrower or any other Subsidiary, (iii) to make loans or advances or other Investments in the Borrower or any other Subsidiary, or (iv) other than pursuant to any Capitalized Lease or Operating Lease, to sell, transfer or otherwise convey any of its property to the Borrower or any other Subsidiary.

(k)           Schedule 6.14.2 of the Credit Agreement is hereby amended in its entirety as Annex I hereto.

(l)            Schedule 6.14.4 of the Credit Agreement is hereby amended in its entirety as Annex II hereto.

(m)          The Revolving Loan Commitments of certain of the Lenders are amended and increased and therefore, upon the effectiveness hereof, the Revolving Loan Commitments of the Lenders shall be amended as set forth on Annex III hereto.  After giving effect thereto, the Aggregate Revolving Loan Commitment shall be increased to $250,000,000.  The Borrower hereby agrees to compensate each Lender for any and all losses, expenses and liabilities incurred by such Lender in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in Section 2(a) below, in each case on the terms and in the manner set forth in Section 3.4 of the Credit Agreement.

(n)           Royal Bank of Canada is deemed to be a Lender for all purposes under the Loan Documents.

2.             Conditions of Effectiveness.  The effectiveness of this Amendment is subject to the conditions precedent that (a) in connection with the commitment increases described above, the Agent and the Lenders shall have administered the reallocation of the Aggregate Outstanding Revolving Credit Exposure among the Lenders such that after giving effect to the reallocations of the Revolving Loan Commitments, each Lender’s Revolving Loan Pro Rata Share of the Aggregate Outstanding Revolving Credit Exposure is equal to such Lender’s Revolving Loan Pro Rata Share of the Aggregate Revolving Loan Commitments and is so reflected in the revised Annex II attached hereto, (b) the Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Lenders and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (ii) such opinions, instruments and documents as are reasonably requested by the Agent, (iii) for the account of each Lender, an amendment fee in an amount equal to $5,000, (iv) for the account of each Lender increasing its Revolving Loan Commitment pursuant hereto, an upfront fee in an amount equal to 0.075% of the incremental increase in the amount of such Lender’s Revolving Loan Commitment and (c) the Borrower shall have paid all fees and, to the extent invoiced, expenses of the Agent (including attorneys’ fees and expenses) in connection with this Amendment.

3.             Intentionally Omitted.

4.             Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)           This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

(b)           As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Unmatured Default and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

5.             Reference to and Effect on the Credit Agreement.

(a)           Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)           Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6.             Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Kentucky, but giving effect to federal laws applicable to national banks.

7.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.             Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

RES-CARE, INC., as the Borrower

By:	/s/ David W. Miles
Name:	David W. Miles
Title:	Executive Vice President

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION (successor by merger to Bank One, NA (Main Office Chicago)), as Administrative Agent, as Swing Line Lender, as LC Issuer and as a Lender

By:	/s/ Karen Watson
Name:	Karen Watson
Title:	Sr. Vice President

NATIONAL CITY BANK, as Syndication Agent and as a Lender

By:	/s/ Deroy Scott
Name:	Deroy Scott
Title:	Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Documentation Agent and as a Lender

By:	/s/ Peter Zone
Name:	Peter Zone
Title:	VP, Designated Signatory

U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent and as a Lender

By:	/s/ David Wombwell
Name:	David Wombwell
Title:	Sr. Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Jeffrey A. Thieman
Name:	Jeffrey A. Thieman
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ John L. Perry
Name:	John L. Perry
Title:	Senior Vice President

OLD NATIONAL BANK, as a Lender

By:	/s/ Leizel Miles
Name:	Leizel Miles
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Alexander Rody
Name:	Alexander Rody
Title:	Senior Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Gordon MacArthur
Name:	Gordon MacArthur
Title:	Authorized Signatory

Royal Bank of Canada
One Liberty Plaza, 3rd Floor
165 Broadway
New York, NY 10006-1404

Attn: Gordon MacArthur
Tel: (212) 428-2324
Fax: (212) 428-6459
E-mail: gordon.macarthur@rbccm.com

ANNEX I

SCHEDULE 6.14.2

EXISTING INDEBTEDNESS

Promissory Notes

Description/Payee	Date of Note	Balance

5.9% convertible subordinated notes due 2005 Less Reduction Due to NL Settlement	3/15/1998	28,000

7.75% Senior unsecured notes due 2013	10/3/2005	150,000,000

Non-negotiable subordinated term promissory note payable to TLC Supported Living Services, Inc. - Indiana	8/1/2006	271,250

Liability payable to Trudy Urbanovsky related to Community Alternatives Nebraska, Inc. Non-compete agreement.	1/3/2005	10,000

Non-negotiable subordinated term promissory note payable to ExcelCare Health Services, Inc. - Kansas	1/2/2007	220,000

Non-negotiable subordinated term promissory note payable to Home Care-Giver Services, Inc. (HCGS - Orange County)	5/1/2005	100,000

Non-negotiable subordinated term promissory note payable to SoCal Care Acquisition	10/15/2005	26,250

Non-negotiable subordinated term promissory note payable to Compassionate Home Care, Inc.	5/1/2006	37,500

Non-negotiable subordinated term promissory note payable to Senior Care Resources	4/8/2006	112,500

Non-negotiable subordinated term promissory note payable to Hometown Opportunities, Inc.	4/1/2006	150,000

Non-negotiable subordinated term promissory note payable to J. Michael Mirgeaux.	1/31/2007	1,011,689

Non-negotiable subordinated term promissory note payable to 24 Hour Live-in Services, LTD (First Choice	4/16/2005	250,000

Non-negotiable subordinated term promissory note payable to Team Mental Health Services, Inc.	6/30/2006	93,750

Non-negotiable subordinated term promissory note payable to Charles Pyatt, Barbara Recknagel, and Timothy White (Braley & Thompson acquisition	5/1/2007	1,500,000

Non-negotiable subordinated term promissory note payable to Health Force Acquisition	11/13/2006	278,125

Non-negotiable subordinated term promissory note payable to Elder In-Home Services, Inc.	2/16/2007	70,000

Non-negotiable subordinated term promissory note payable to Sun Health Corporation.	3/16/2007	75,000

Note payable to Lake Charles (Normal Life, Inc.)	3/12/1998	14,271

Non-negotiable subordinated term promissory note payable to Quality Healthcare Services, Inc.	9/1/2006	150,000

Non-negotiable subordinated term promissory note payable to Magnolia Home Care, Inc.	7/17/2006	25,000

Non-negotiable subordinated term promissory note payable to Bradam Nursing Services, Inc.	4/1/2007	200,000

Non-negotiable subordinated term promissory note payable to Armstrong Uniserve, Inc.	6/1/2006	375,000

Non-negotiable subordinated term promissory note payable to Paragon Senior Care	12/1/2005	75,000

Merchant’s Bank Trust Note (VOCA of America) Carl Allen & Merchant’s Bank Trust Co.	2/1/1983	32,066

Developmental Options II, Ltd. Commercial Business Note VOCA Corporation	8/24/1984	26,084

Capital Leases

Real Property Lease - 810 W. 53rd Street, Anderson , IN	9/1/2007	573,041

Equipment Capital Lease - RICOH 12274	11/28/2006	22,669

Equipment Capital Lease - Panasonic Phone System	9/29/2006	27,198

Real Property Capital Lease - 910 Parsons Road	1/17/2006	157,318

Real Property Capital Lease - 3016 Sierra Drive	1/17/2006	75,486

Equipment Capital Lease - RICOH 75705	4/27/2006	21,222

		156,008,418

ANNEX II

SCHEDULE 6.14.4

Contemplated Indebtedness

Two subsidiaries of the Borrower, ResCare Maatwerk B.V., a Dutch company, and the other a U.K. company with a title to be determined at a later date, will maintain working capital lines of credit with JPMorgan Chase Bank, National Association.  The projected amounts will be EUR 500,000 (ResCare Maatwerk B.V.) and GBP 500,000 for the U.K. subsidiary.

These lines of credit will be constructed around customary local market terms and conditions set forth in the agreements, documents and instruments.

ANNEX III

Revolving Loan Commitments

Lender	Amount of Revolving Loan Commitment	% of Aggregate Revolving Loan Commitment
JPMorgan Chase Bank, National Association	$46,500,000	18.6%
National City Bank	$42,000,000	16.8%
General Electric Capital Corporation	$34,000,000	13.6%
U.S. Bank National Association	$42,000,000	16.8%
Fifth Third Bank	$25,000,000	10.0%
Branch Banking and Trust Company	$18,000,000	7.2%
Bank of America, N.A.	$23,500,000	9.4%
Old National Bank	$13,000,000	5.2%
Royal Bank of Canada	$6,000,000	2.4%
TOTAL	$250,000,000.00	100%

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Amended and Restated Credit Agreement dated as of October 3, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Res-Care, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Main Office Chicago)), in its individual capacity as a Lender and in its capacity as contractual representative (the “Agent”), which Amendment No. 3 is dated as of November 29, 2007 (the “Amendment”).  Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.   Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty Agreement, the Pledge and Security Agreement (as modified by that certain General Reaffirmation and Modification Agreement dated as of October 3, 2005 and as otherwise amended and supplemented from time to time) and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  November 29, 2007

GUARANTORS:

ALTERNATIVE CHOICES, INC.
BALD EAGLE ENTERPRISES, INC.
CAPITAL TX INVESTMENTS, INC.
CATX PROPERTIES, INC.
CNC/ACCESS, INC.
COMMUNITY ADVANTAGE, INC.
COMMUNITY ALTERNATIVES ILLINOIS, INC.
COMMUNITY ALTERNATIVES INDIANA, INC.
COMMUNITY ALTERNATIVES KENTUCKY, INC.
COMMUNITY ALTERNATIVES MISSOURI, INC.
COMMUNITY ALTERNATIVES NEBRASKA, INC.
COMMUNITY ALTERNATIVES TEXAS PARTNER, INC.
COMMUNITY ALTERNATIVES VIRGINIA, INC.
COMMUNITY ALTERNATIVES OF WASHINGTON, D.C., INC.
EDUCARE COMMUNITY LIVING-TEXAS LIVING CENTERS, INC.

J. & J. CARE CENTERS, INC.
NORMAL LIFE, INC.
PEOPLESERVE, INC.
RAISE GEAUGA, INC.
RES-CARE ALABAMA, INC.
RES-CARE CALIFORNIA, INC. D/B/A RCCA SERVICES
RES-CARE ILLINOIS, INC.
RES-CARE KANSAS, INC.
RES-CARE NEW JERSEY, INC.
RES-CARE OHIO, INC.
RES-CARE OKLAHOMA, INC.
RES-CARE PREMIER, INC.
RES-CARE TRAINING TECHNOLOGIES, INC.
RES-CARE WASHINGTON, INC.
ROCKCREEK, INC.
RSCR CALIFORNIA, INC.
RSCR INLAND, INC.
RSCR WEST VIRGINIA, INC.
SOUTHERN HOME CARE SERVICES, INC.
TANGRAM REHABILITATION NETWORK, INC.
TEXAS HOME MANAGEMENT, INC.
THM HOMES, INC.
BAKER MANAGEMENT, INC.
BOLIVAR DEVELOPMENTAL TRAINING CENTER, INC.
HYDESBURG ESTATES, INC.
INDIVIDUALIZED SUPPORTED LIVING, INC.
SKYVIEW ESTATES, INC.
UPWARD BOUND, INC.
CAREERS IN PROGRESS, INC.
EDUCARE COMMUNITY LIVING-NORMAL LIFE, INC.
NORMAL LIFE OF CALIFORNIA, INC.
NORMAL LIFE OF CENTRAL INDIANA, INC.
NORMAL LIFE FAMILY SERVICES, INC.
NORMAL LIFE OF GEORGIA, INC.
NORMAL LIFE OF LAFAYETTE, INC.
NORMAL LIFE OF LAKE CHARLES, INC.
NORMAL LIFE OF LOUISIANA, INC.
NORMAL LIFE OF SOUTHERN INDIANA, INC.
RES-CARE FLORIDA, INC.
EDUCARE COMMUNITY LIVING CORPORATION-AMERICA
P.S.I. HOLDINGS, INC.
VOCA CORPORATION OF AMERICA
VOCA RESIDENTIAL SERVICES, INC.
B.W.J. OPPORTUNITY CENTERS, INC.
THE CITADEL GROUP, INC.

EDUCARE COMMUNITY LIVING CORPORATION-GULF COAST
EDUCARE COMMUNITY LIVING CORPORATION-MISSOURI
EDUCARE COMMUNITY LIVING CORPORATION-NEVADA
EDUCARE COMMUNITY LIVING CORPORATION-NEW MEXICO
EDUCARE COMMUNITY LIVING CORPORATION-NORTH CAROLINA
EDUCARE COMMUNITY LIVING CORPORATION-TEXAS
VOCA CORP.
VOCA CORPORATION OF FLORIDA
VOCA CORPORATION OF INDIANA
VOCA CORPORATION OF MARYLAND
VOCA CORPORATION OF NEW JERSEY
VOCA CORPORATION OF NORTH CAROLINA
VOCA CORPORATION OF OHIO
VOCA CORPORATION OF WEST VIRGINIA, INC.
HABILITATION OPPORTUNITIES OF OHIO, INC.
HEALTH SERVICES PERSONNEL, INC.
ACCENT HEALTH CARE, INC.
COMMUNITY ALTERNATIVES PHARMACY, INC.
CREATIVE NETWORKS, L.L.C.
ALL WAYS CARING SERVICES, INC.
BRALEY & THOMPSON, INC.
COMMUNITY ALTERNATIVES HOME CARE, INC.
COMMUNITY ALTERNATIVES MOBILE NURSING, INC.
COMMUNITY ALTERNATIVES NEW MEXICO, INC.

By:	/s/ David W. Miles
Name:	David W. Miles
Title:	Asst. Treasurer

THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC.
ALTERNATIVE YOUTH SERVICES, INC.
GENERAL HEALTH CORPORATION
YOUTHTRACK, INC.
ARBOR E&T, LLC
EMPLOY-ABILITY UNLIMITED, INC.
RESCARE INTERNATIONAL, INC.
RESCARE DTS INTERNATIONAL, LLC
RESCARE FINANCE, INC.
PHARMACY ALTERNATIVES, LLC
REST ASSURED, LLC
RES-CARE MICHIGAN, INC.
RES-CARE EUROPE, INC.

By:	/s/ David W. Miles
Name:	David W. Miles
Title:	Treasurer

VOCA OF INDIANA, LLC

By:	/s/ David W. Miles
Name:	David W. Miles
Title:	Vice President

EDUCARE COMMUNITY LIVING LIMITED
PARTNERSHIP
By:	Community Alternatives Texas Partner, Inc.
Its:	General Partner

By:	/s/ David W. Miles
Name:	David W. Miles
Title:	Asst. Treasurer

NORMAL LIFE OF INDIANA
By:	Normal Life of Central Indiana, Inc.
one of its General Partners

By:	/s/ David W. Miles
Name:	David W. Miles
Title:	Asst. Treasurer

and

By:	Normal Life of Southern Indiana, Inc.
the other General Partner

By:	/s/ David W. Miles
Name:	David W. Miles
Title:	Asst. Treasurer